UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December  19, 2008
Master Chrysler Financial Owner Trust
(Exact name of Issuing Entity as specified in its charter)
Chrysler Financial Wholesale Receivables LLC
(Exact name of Depositor as specified in its charter)
Chrysler Financial Services Americas LLC
(Exact name of Sponsor as specified in its charter)

State of Delaware	333-120110-01	26-6015118

(State or other jurisdiction of incorporation)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

c/o Deutsche Bank Trust Company Delaware, as owner trustee, 1011 Centre Road, Suite 200, Wilmington, Delaware	19805

(Address of principal executive offices of Issuing Entity)	(Zip Code)
Issuing Entity’s telephone number, including area code (302) 636-3305
DaimlerChrysler Master Owner Trust
(Former name or former address of Issuing Entity, if changed since last report.)
DaimlerChrysler Wholesale Receivables LLC
(Former name or former address of Depositor, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective December 19, 2008, the Issuing Entity changed its name from DaimlerChrysler Master Owner Trust to Master Chrysler Financial Owner Trust by filing an amendment to its Certificate of Trust (attached hereto as Exhibit 3.3) with the Secretary of State of the State of Delaware.
     In connection with the Issuing Entity’s name change, the Depositor and Deutsche Bank Trust Company Delaware, as owner trustee (the “Owner Trustee”), entered into Amendment No. 1 dated as of December 17, 2008 (the “Amendment to the Trust Agreement”) to the Amended and Restated Trust Agreement dated as of December 16, 2004 between the Depositor and the Owner Trustee. The Amendment to the Trust Agreement is annexed hereto as Exhibit 4.1.
Section 8 — Other Events
Item 8.01. Other Events.
     Effective December 19, 2008, the Depositor changed its name from DaimlerChrysler Wholesale Receivables LLC to Chrysler Financial Wholesale Receivables LLC by filing an amendment to its Certificate of Formation (attached hereto as Exhibit 3.1) with the Secretary of State of the State of Delaware.
     In connection with the Depositor’s name change, Chrysler SPV LLC and Chrysler Auto Receivables Company, as members, entered into Amendment No. 2 dated as of December 17, 2008 (the “Amendment to the LLC Agreement”) to the Amended and Restated Limited Liability Company Agreement of the Depositor dated as of May 31, 2000. The Amendment to the LLC Agreement, which is annexed hereto as Exhibit 3.2 to this Current Report on Form 8-K, amends the Amended and Restated Limited Liability Company Agreement of the Depositor filed as Exhibit 3.2 to the Registration Statement of the Depositor on Form S-3 filed on October 29, 2004 (File No. 333-120110).
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
3.1	Certificate of Amendment to Certificate of Formation of the Depositor.

3.2	Amendment No. 2 dated December 17, 2008 to the Amended and Restated Limited Liability Company Agreement of the Depositor.

3.3	Certificate of Amendment to Certificate of Trust of the Issuing Entity.

4.1	Amendment No. 1 dated December 17, 2008 to the Amended and Restated Trust Agreement dated as of December 16, 2004, between the Depositor and the Owner Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Master Chrysler Financial Owner Trust (Issuing Entity)
By:	CHRYSLER FINANCIAL SERVICES AMERICAS LLC (Servicer)

	By:	/s/ Q. Gwynn Lam
Q. Gwynn Lam
Assistant Secretary

Date: December 23, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Formation of the Depositor.

3.2	Amendment No. 2 dated December 17, 2008 to the Amended and Restated Limited Liability Company Agreement of the Depositor.

3.3	Certificate of Amendment to Certificate of Trust of the Issuing Entity.

4.1	Amendment No. 1 dated December 17, 2008 to the Amended and Restated Trust Agreement dated as of December 16, 2004, between the Depositor and the Owner Trustee.

4